                                                                  EXHIBIT 10.9.7

                     Dated                  15th July, 1994
                     --------------------------------------



                           (1) SIMON-HORIZON LIMITED




                        (2) HORIZON EXPLORATION LIMITED





                               SUB-LEASE CONTRACT
                                    Number 1





                               SIMMONS & SIMMONS
                               14 DOMINION STREET
                                LONDON EC2M 2RJ
                            REF: 5A/P37800/A2M 1024m
                           [Contract No: RS920/0022]
                            -----------------------

THIS SUB-LEASE CONTRACT is made the 15th day of July, 1994

-------------------------

BETWEEN:

(1) Simon-Horizon Limited, registered no. 467924, of Horizon House, Azalea Drive, Swanley, Kent BR8 8JR (.Simon.)

(2) Horizon Exploration Limited, registered no. 2804983, of 6 Pembroke Road, Seven Oaks, Kent TN13 1XR ("the Lessee")

WHEREAS:

(A) Simon has pursuant to a Master Leasing Agreement dated 31st March 1992 between Simon and Royal Bank of Scotland (Industrial Leasing) Limited (the "Owners") and a lease contract, contract number RS920/0022 (dated 31st March 1992) (together the "RBS Leasing Contracts") between Simon and the Owner leased from the Owner all the assets and equipment the subject of this Sub-Lease Contract and it is the intention of Simon and the Lessee that the Lessee shall enter into this Sub-Lease Contract upon terms and conditions substantially identical in all material respects to the terms and conditions of the RBS Leasing Contract.

(B) The parties hereto have entered into a Master Leasing Agreement ("Master Agreement") of even date herewith.

(C) This Sub-Lease Contract (incorporating Schedules I, II and III hereto) is entered into pursuant to the Master Agreement.

NOW IT IS HEREBY AGREED as follows:

1.       (a)     The terms defined in and for the purposes of the Master
                 Agreement shall have the same meanings herein.

         (b) The provisions of the Master Agreement and any special terms stated in Schedules II and III hereto shall be deemed to be incorporated herein. In the event of any conflict between the provisions of the Master Agreement and the remaining provisions of this Agreement the latter shall prevail.

2. Simon shall let and the Lessee shall take on lease the Goods as described in Schedule I hereto.

3.       The Original Cost of the Goods exclusive
         of recoverable Value Added Tax is              L.469,047.79

         Recoverable VAT is                             L.82,083.36





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         TOTAL COST                                     L.551.131.15

4.       (a)     The Primary Period shall be deemed to have commenced on 1992
                 ("the Prime Date"), and the last day of this period shall be 1
                 April 2001.

         (b) The Secondary Period shall terminate in accordance with the provisions of Clause 3.06 of the Master Agreement.

5.       (a)     The Rentals for the Goods during the Primary Period are
                 (subject to adjustment pursuant to Clause 5.04 of the Master
                 Agreement) set out in the table below;

         Number           Rental           Rental           Rental Payments
         of Rentals       Amount           Frequency        Commencing on
         -----------      -------          ----------       -------------
         1                L.6,594.81       Monthly          1 March 1992
         followed by

         109              L.6,594.81       Monthly          1 April 1992

         (b)     The Rentals for the Goods during the Secondary Period shall be
                 L.938.10 p.a. All Secondary Period Rentals shall be paid annually in advance with the first rental payment being due on 2 April 2001.

         (c) Value Added Tax will be applied to the Primary and Secondary Period Rentals at the applicable rate.

         (d) Unless otherwise agreed by Simon the method for payment of Rentals shall be by Standing Order. Payment of Rentals (and any other payments falling due) shall be effected for full value in cleared funds in the hands of Simon on or before the relevant date of payment; if a date of payment is not a business day in England then the date for payment shall be deemed to be the previous such business day occurring.

         (e) The bank account for payment of Rentals and other amounts due is unless otherwise notified to the Lessee the account of Royal Bank of Scotland (Industrial Leasing) Limited, account number 12176088 with The Royal Bank of Scotland plc, 45 The Promenade, Cheltenham Gloucestershire, GL50 1PY.

         (f) The Rentals and Termination Sums are subject to the Special Terms set out in Schedules II and III.

6. For the purposes of Clause 5.04 (a) (ii) of the Master Agreement it is assumed that:

          (a)     the Owner shall be entitled to capital allowances in





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                 respect of the Original Cost of the Goods namely, Writing Down
                 Allowances on the reducing balance of Original Cost, on the following basis.


         Accounting Period                                  Capital Allowances
         of Owner                                           Writing Down %
         -----------------                                  ------------------
         31 March 1992                                      25%

         (and thereafter)


      (b)     The Calculation Rates shall be at the rate specified below:

              In the period from     01.04.90 to 31.03.91         34%
                                     01.04.91 to 31.03.92         33% and
                                                       thereafter 33%

7.       The Site of the Goods is on the seismic survey vessel the MV Simon
         Labrador.

8. If the Lessee acts as sales sub-agent for Simon or agent for the Owner to dispose of the Goods the Lessee will be entitled to 98% of the net sales proceeds by way of rebate of rentals under Clause 17.02 of the Master Agreement. The Sales Agency shall end six months after the Lease Period expires.

9. The discount rate (referred to in Clause 14.03(b)(ii) of the Master Leasing Agreement) shall be 5% per annum.

10. This Contract shall be governed by and construed in accordance with English Law.

11. The Lessee's attention is drawn to Clause 5.09 of the Master Agreement, under which irrespective of the accounting treatment to be adopted by the Lessee, the Lessee is not entitled to claim capital allowances on the Goods.

IN WITNESS whereof this Agreement has been entered into the day and year first before written.





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                                   SCHEDULE I


                              DESCRIPTION OF GOODS


1 Sony Colour Monitor
1 Slipring Unit
2 AST 386 PC Unit
2 Streamer Diverter Bodies
3 Break Out Box Components
1 Digital Dead Section
2 Hydro Streamer Cables
2 Streamer Fish
2 Spooler Block Control Valves
Tow Upgrade Connectors
1 Gun Depth Monitoring System
1 Modified Gun Fish
Streamer Connectors
2 Umbilical Upgrades
Umbilical Termination Components
Installation Costs
Computer Upgrades
Pneumatic Power Tools
Acoustics Upgrades
Air Start Motor
Spares Pack for Compressor
Seawater De-Salination Plant
DNV Classification Fee
Additional Shipyard's Costs
Miscellaneous Small Value Items





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
                                  SCHEDULE II
                                 SPECIAL TERMS

The Rentals in this contract are variable for interest throughout the Primary Period. For the purposes of Clause 5.04 of the Master Agreement each Rental is based on the assumption that on the first relevant date as shown below the Sterling London Interbank Rate Offered by The Royal Rank of Scotland Plc for monies of the relevant amount and period at or about 11.00 am ("LIBOR") will be 10% p.a and that on each successive relevant date Three Month Sterling London Interbank Rate Offered by the Royal Bank of Scotland plc for monies of the relevant amount at or about 11 a.m. "LIBOR") on the relevant date as shown below will be log per annum. LIBOR will be conclusively certified by the Owner to Simon who will notify the Lessee of such certificate.

If LIBOR is greater on the relevant date the Lessee shall pay to Simon a supplemental rental on the settlement date as shown below. If LIBOR is less on the relevant date Simon shall following receipt of an equal amount from the Owner pay to the Lessee a rebate of rental on the settlement date. The supplemental rental or rebate of rental will be calculated by multiplying the difference between LIBOR on the relevant date and 10% per annum (rounded to two decimal places above) by the appropriate rental adjustment factor shown below. Provided always that if there is any change to the rentals in accordance with Clause 5.04 of the Master Agreement new rental adjustment factors will be provided.





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
                                                     Rental Adjustment Factors
                                                     per L.1.000 of Original
Relevant Date                                        Cost for each 1% p.a.
for Setting LIBOR         Settlement Date            movements in LIBOR
-----------------         ----------------           ------------------
    10.02.92                  01.04.92                      L.1.42
    01.04.92                  01.07.92                      L.2.49
    01.07.92                  01.10.92                      L.2.48
    01.10.92                  01.01.93                      L.2.43
    01.01.93                  01.04.93                      L.2.14
    01.04.93                  01.07.93                      L.2.12
    01.07.93                  01.10.93                      L.2.09
    01.10.93                  01.01.94                      L.2.04
    01.01.94                  01.04.94                      L.1.86
    01.04.94                  01.07.94                      L.1.83
    01.07.94                  01.10.94                      L.1.79
    01.10.94                  01.01.95                      L.1.73
    01.01.95                  01.04.95                      L.1.60
    01.04.95                  01.07.95                      L.1.56
    01.07.95                  01.10.95                      L.1.51
    01.10.95                  01.01.96                      L.1.44
    01.01.96                  01.04.96                      L.1.36
    01.04.96                  01.07.96                      L.1.29
    01.07.96                  01.10.96                      L.1.23
    01.10.96                  01.01.97                      L.1.16
    01.01.97                  01.04.97                      L.1.09
    01.04.97                  01.07.97                      L.1.03
    01.07.97                  01.10.97                      L.0.96
    01.10.97                  01.01.98                      L.0.88
    01.01.98                  01.04.98                      L.0.83
    01.04.98                  01.07.98                      L.0.76
    01.07.98                  01.10.98                      L.0.68
    01.10.98                  01.01.99                      L.0.59
    01.01.99                  01.04.99                      L.0.57
    01.04.99                  01.07.99                      L.0.49
    01.07.99                  01.10.99                      L.0.40
    01.10.99                  01.01.00                      L.0.30
    01.01.00                  01.04.00                      L.0.29
    01.04.00                  01.07.00                      L.0.20
    01.07.00                  01.10.00                      L.0.10
    01.10.00                  and thereafter                NIL

If any of the above dates are not business days the previous business day will be used.

The calculation of the supplemental rental or rebate of rental are subject to a minimum LIBOR of 7% per annum.





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                                  SCHEDULE III

Termination      Termination                  Termination          Termination
Date             Sum                          Date                  Sum
-----            ----                         -----                 ---
1 March 1992     1032.91              1       October 1995          751.40
1 April 1992     1025.55              1       November 1995         743.71
1 May 1992       1021.01              1       December 1995         735.72
1 June 1992      1016.79              1       January 1996          727.85
1 July 1992      1012.21              1       February 1996         719.91
1 August 1992    1007.93              1       March 1996            711.03
1 Sept. 1992     1003.60              1       April 1996            696.09
1 Oct. 1992       998.90              1       May 1996              687.67
1 Nov. 1992       994.48              1       June 1996             679.34
1 Dec. 1992       989.70              1       July 1996             670.74
1 January 1993    985.17              1       August 1996           662.25
1 Feb. 1993       980.10              1       September 1996        653.66
1 March 1993      973.43              1       October 1996          644.79
1 April 1993      962.62              1       November 1996         636.03
1 May 1993        957.07              1       December 1996         627.00
1 June 1993       951.74              1       January 1997          618.04
1 July 1993       946.06              1       February 1997         609.06
1 August 1993     940.63              1       March 1997            599.15
1 Sept. 1993      935.13              1       April 1997            583.88
1 October 1993    929.28              1       May 1997              574.44
1 Nov. 1993       923.67              1       June 1997             565.04
1 Dec. 1993       917.71              1       July 1997             553.39
1 January 1994    911.96              1       August 1997           545.81
1 Feb. 1994       905.96              1       September 1997        536.11
1 March 1994      898.52              1       October 1997          526.18
1 April 1994      885.64              1       November 1997         516.30
1 May 1994        879.15              1       December 1997         506.17
1 June 1994       872.83              1       January 1998          496 07
1 July 1994       866.20              1       February 1998         485.99
1 August 1994     859.76              1       March 1998            475.16
I Sept. 1994      853.24              1       April 1998            459.95
1 October 1994    846.40              1       May 1998              449.42
1 Nov. 1994       839.76              1       June 1998             438.89
1 Dec. 1994       832.79              1       July 1998             428.14
1 January 1995    825.99              1       August 1998           417.40
1 Feb. 1995       819.03              1       September 1998        406.55
1 March 1995      810.80              1       October 1998          395.48
1 April 1995      796.57              1       November 1998         384.41
1 May 1995        789.13              1       December 1998         373.13
1 June 1995       781.83              1       January 1999          361.83
1 July 1995       774.22              1       February 1999         350.58
1 August 1995     766.77              1       March 1999            338.77
1 Sept. 1995      759.23              1       April 1999            323.90
1 May 1999        312.21              1       May 2000              162,29
1 June 1999       300.48              1       June 2000             149.28
1 July 1999       288.55              1       July 2000             136.10
1 August 1999     276.59              1       August 2000           122.82





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

1 Sept. 1999          264.50          1       September 2000            109.41
1 October 1999        252.23          1       October 2000               95.85
1 Nov. 1999           239.90          1       November 2000              82.18
1 Dec. 1999           227.39          1       December 2000              68.40
1 January 2000        214.81          1       January 2001               54.57
1 February 2000       202.30          1       February 2001              40.72
1 March 2000          189.49          1       March 2001                 26.76
1 April 2000          175.22          1       April 2001                 14.06

The Termination Sums detailed above (which are stated per L.1000 of Original Cost) have been calculated on the basis of the assumptions contained in Clause 5.04(a) of the Master Agreement and Clause 6 of this Sub-Lease Contract. The Termination Sums also assume that LIBOR in the Rental Period during which termination occurs is log per annum, and that termination will occur on one of the dates detailed above. In the event that a termination occurs on any date other than a date detailed above, or that any of the other aforementioned assumptions prove to be incorrect as at the date of termination, with the result that the Return of the Owner in relation to the Goods in respect of which such termination has occurred is altered, the amount of the Termination Sums which falls due on such termination date shall be adjusted upwards or downwards by such amount required to ensure that the Return of the Owner, in relation to those Goods, is the same as it would have been had the relevant assumption (and all other assumptions) proved to be correct.

The above Termination Sums will not apply in the event of the Lessee repudiating the Master Agreement by a breach of the terms thereof in which case the terms of Clause 14.03(b) apply. The above Termination Sums have been calculated on the assumption that the Goods are sold for their tax written down value in the accounts of the Owner at the time such disposal is completed; in the event that this assumption proves to be incorrect the above Termination Sums will be adjusted in such a manner as to maintain the Owner's Return taking into account the actual disposal proceeds.





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
AS WITNESS the hands of the representatives duly authorized on behalf of the parties hereto the day and year first written above,

SIGNED BY                             SIGNED BY
          ------------------------             ------------------------------

SIGNATURE /s/[illegible signature]    SIGNATURE /s/ G.M. Harrison

DESIGNATION                           DESIGNATION
          ------------------------                ----------------------------
on behalf of Simon                    for and on behalf of the Lessee
in the presence of:                   in the presence of:

WITNESS /s/ Andrew R. Murray          WITNESS /s/ Andrew R. Murray

*FULL NAME Andrew R. Murray           *FULL NAME Andrew R. Murray

ADDRESS                               ADDRESS
       ---------------------------            --------------------------------

----------------------------------           ---------------------------------

----------------------------------           ---------------------------------
*Complete name in full in typewriting or block capitals





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Note

Lessee must complete acceptance certificate overleaf.





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